Exhibit 99.2

THMS HOLDINGS, LLC and SUBSIDIARY
Condensed Consolidated Interim Balance Sheet
(Unaudited)

ASSETS
September 30, 2021
CURRENT ASSETS
Cash and cash equivalents	$86,024
Accounts receivable, net	10,160,711
Inventories, net	17,602,871
Note receivable	-
Prepaid expenses and other current assets	2,282,180
Total current assets	30,131,786

NON-CURRENT ASSETS
Property and equipment, net	4,014,433
Intangibles, net	38,076,983
Goodwill	17,797,419
Other assets	20,011
Total non-current assets	59,908,846

TOTAL ASSETS	$90,040,632

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued liabilities	$6,205,519
Line of credit	34,994
Current portion of long-term debt	3,173,122
Total current liabilities	9,413,635

NON-CURRENT LIABILITIES
Interest rate swap contract	297,977
Long-term debt, net of current portion	28,256,313
Other long-term payable	200,000
Subordinated notes payable	9,986,758
Total non-current liabilities	38,741,048

TOTAL LIABILITIES	48,154,683

MEMBERS' EQUITY
Members' Interest	39,745,000
Accumulated deficit	2,140,949
Members' equity	41,885,949

TOTAL LIABILITIES AND MEMBERS' EQUITY	$90,040,632

The accompanying notes are an integral part of these consolidated financial statements.

THMS HOLDINGS, LLC and SUBSIDIARY
Condensed Consolidated Interim Statement of Operations
(Unaudited)

Nine Months Ended September 30, 2021

REVENUES, net	$75,017,181

COST OF SALES (exclusive of depreciation shown separately below)	48,708,061

GROSS PROFIT	26,309,120

OPERATING EXPENSES
Selling, general, and administrative	16,380,641
Depreciation	583,554
Amortization	1,982,846
Business acquisition transaction costs	-
Total operating expenses	18,947,041

INCOME (LOSS) FROM OPERATIONS	7,362,079

OTHER INCOME (EXPENSES)
Interest income	-
Interest expense	(1,697,356)
Total other expenses	(1,697,356)

NET INCOME	$5,664,723

The accompanying notes are an integral part of these consolidated financial statements.

THMS HOLDINGS, LLC and SUBSIDIARY
Condensed Consolidated Interim Statements of Changes in Members' Equity
(Unaudited)

	Members' Interest	Accumulated Deficit	Total Members' Equity

Balance at December 31, 2020	$39,745,000	$(1,675,016)	$38,069,984

Distributions	-	(1,848,758)	(1,848,758)

Net income	-	5,664,723	5,664,723

Balance at September 30, 2021	$39,745,000	$2,140,949	$41,885,949

The accompanying notes are an integral part of these consolidated financial statements.

THMS HOLDINGS, LLC and SUBSIDIARY
Condensed Consolidated Interim Statement of Cash Flows
(Unaudited)

Nine Months Ended September 30, 2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$5,664,723
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	583,554
Amortization of intangibles	1,982,846
Amortization of debt issuance costs	98,314
Change in fair value of interest rate swap contract	(144,388)
Changes in operating assets and liabilities:
Accounts receivable	(1,353,672)
Inventories	(3,825,941)
Prepaid expenses and other current assets	(1,359,684)
Other assets	527,073
Accounts payable and accrued liabilites	1,227,468
Net cash provided by operating activities	3,400,293

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(1,437,666)
Business acquisition, net of cash acquired	(15,700,515)
Net cash used in investing activities	(17,138,181)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings on line of credit	34,994
Payments on line of credit	-
Borrowings on long-term debt	16,000,000
Payments on long-term debt	(1,588,758)
Distributions to members	(1,848,758)
Net cash provided by financing activities	12,597,478

Net decrease in cash and cash equivalents	(1,140,410)
Cash and cash equivalents at beginning of period	1,226,434

Cash and cash equivalents at end of period	$86,024

The accompanying notes are an integral part of these consolidated financial statements.

THMS HOLDINGS, LLC AND SUBSIDIARIES
Notes to Condensed Consolidated Interim Financial Statements
Nine months ended September 30, 2021 (Unaudited)

1. ORGANIZATION

THMS Holdings, LLC and Subsidiaries (collectively, the “Company”), is a Delaware limited liability company established on April 30, 2019.  The Company is in the business of manufacturing, designing, assembling, packaging and shipping boating equipment and accessories. The Company sells to retail wholesalers in addition to operating a physical storefront.  The Company also manufacturers metal and plastic moldings which are used in further production of marine supply equipment.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies applied by the Company in these condensed interim financial statements are the same as those applied by the Company in its financial statements as of and for the year ended December 31, 2020. These unaudited condensed interim financial statements should be read in conjunction with the audited financial statements and notes thereto as of and for the year ended December 31, 2020.

Principles of Consolidation

The accompanying condensed consolidated interim financial statements include the accounts of THMS Holdings, LLC and its wholly-owned subsidiary, T-H Marine Supplies, LLC, and its wholly-owned subsidiaries, Innovative Plastics, LLC, and CMC Marine, LLC.  All intercompany transactions have been eliminated upon consolidation.

Basis of Presentation

These condensed consolidated interim financial statements are presented on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates and Assumptions

The preparation of condensed consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements, and the reported revenues and expenses during the reporting period.  The Company believes the estimates and assumptions utilized are reasonable; however, actual results could differ from these estimates.

Recent Accounting Pronouncements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-02, Leases (Topic 842).  The standard increases transparency and comparability among organizations by recognizing lease assets and lease liabilities in the consolidated balance sheets and disclosing key information about lease agreements.  In June 2020, the FASB issued ASU 2020-05 delaying the effective date for Topic 842 to years beginning after December 15, 2021 and interim reporting periods beginning after December 15, 2022. The Company is currently evaluating the effect the provisions of this ASU will have on the condensed consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017-04, Simplifying the Test for Goodwill Impairment. ASU No. 2017-04 simplifies how an entity is required to test goodwill for impairment by eliminating Step 2 from the goodwill impairment test.  ASU No. 2017-04 (as amended) is effective for interim or annual goodwill impairment tests in fiscal years beginning after December 15, 2022.  Early adoption is permitted for interim or annual impairment tests performed on testing dates after January 1, 2017.  The Company is currently assessing the effect that ASU No. 2017-04 (as amended) will have on its condensed consolidated financial statements.

THMS HOLDINGS, LLC AND SUBSIDIARIES
Notes to Condensed Consolidated Interim Financial Statements
Nine months ended September 30, 2021 (Unaudited)

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Measurement of Credit Losses on Financial Instruments, which requires measurement and recognition of expected credit losses for financial assets held. ASU 2016-13 is effective for the Company beginning January 1, 2023 and is required to be applied prospectively. The Company is currently assessing the effect that ASU 2016-13 will have on its condensed consolidated financial statements.

3. ACQUISITIONS

Heartland Global Services, LLC

Effective August 31, 2021, the Company purchased a majority of the assets of Heartland Global Services, LLC (“Heartland”).  The total purchase consideration was $11,277,746 paid with cash.  In connection with the acquisition, the Company incurred $70,043 of acquisition costs that were expensed as incurred.  These acquisition costs are included in the accompanying condensed consolidated interim statement of operations for the nine months ended September 30, 2021.

The acquisition was accounted for using the acquisition method of accounting and, accordingly, the accompanying condensed consolidated interim statement of operations for the nine months ended September 30, 2021 includes the results of operations of Heartland beginning September 1, 2021.  The acquisition of Heartland was recorded by allocating the total purchase consideration to the fair value of the net assets acquired, including intangible assets.  The purchase consideration exceeded the fair value of the assets resulting in goodwill of $1,665,800. The goodwill recorded as part of the acquisition primarily reflects the expectation of opportunities from the market that have potential for growth. The Company does expect to deduct goodwill for tax purposes in future years.

The purchase consideration for Heartland was allocated to the net assets acquired as follows:

Assets:
Accounts receivable	$939,611
Inventory	1,646,281
Property and equipment	39,056
Other assets	19,200
Trademark	1,500,000
Customer relations	5,100,000
Noncompete	400,000
Goodwill	1,665,800
Total assets acquired	11,309,948

Liabilities:
Accounts payable	32,202
Total liabilities assumed	32,202

Net assets acquired	$11,277,746

THMS HOLDINGS, LLC AND SUBSIDIARIES
Notes to Condensed Consolidated Interim Financial Statements
Nine months ended September 30, 2021 (Unaudited)

Gator Guards

On September 3, 2021, the Company entered into an Asset Purchase agreement to acquire substantially all of the assets of Gator Guards.  Total consideration was $3,968,202 paid with cash. The following table summarizes the allocation of the purchase price to the assets acquired and liabilities assumed based on their fair values.  The excess of the purchase price over the fair value of assets acquired and liabilities assumed was recorded as goodwill. The goodwill recorded as part of the acquisition primarily reflects the expectation of opportunities from the market that have potential for growth. The Company does not expect to deduct goodwill for tax purposes in future years.

Assets:
Accounts receivable	$129,714
Inventory	201,880
Property and equipment	51,500
Other assets	-
Trademark	400,000
Customer relations	1,690,000
Noncompete	390,000
Goodwill	1,148,257
Total assets acquired	4,011,351

Liabilities:
Accounts payable	43,149
Total liabilities assumed	43,149

Net assets acquired	$3,968,202

The Company incurred transaction related expenses of $73,224 that were expensed as incurred. These acquisition costs are included in the accompanying consolidated statement of operations for the nine month ended September 30, 2021.

4. NOTES PAYABLE

Credit Agreement

In August, 2021 the Company’s credit agreement with Cadence Bank (the “Credit Agreement”) was amend to extend a delayed draw term note to the Company with availability of $21,000,000. The Company drew down $15,800,000. Payment of all accrued and unpaid interest is due quarterly. Principal payments are due quarterly and are 2.5% of the outstanding principal until March,2023 and then 3.75% until maturity at which unpaid principal and interest is due.

5. SUBSEQUENT EVENTS

On October 20, 2021, the Company entered into a definitive agreement to be acquired by One Water Assets & Operations, LLC. The transaction closed on November 30, 2021.